EXHIBIT 13.3

         Quarterly Servicing Report for the March 18, 2002 Payment Date,
                                filed on Form 6-K

                                                                    Exhibit 13.3
                                                                    ------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                            Report of Foreign Issuer
                    Pursuant to Rule 13a - 16 or 15d - 16 of
                       The Securities Exchange Act of 1934


For the Collection Period ending 28 February 2002.

                 SECURITISATION ADVISORY SERVICES PTY LIMITED,
                as manager of the Series 2000-2G Medallion Trust
              ---------------------------------------------------
                 (Translation of registrant's name into English)


              Level 8, 48 Martin Place, Sydney, NSW 2000 Australia
              ----------------------------------------------------
                    (Address of principal executive offices)



Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                    Form 20-F [X]     Form 40-F [_]


Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes [_]    No [X]


If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b):
82-_____________________

OTHER EVENTS


On September 14, 2000 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the Issuer Trustee) of the Series 2000-2G Medallion Trust (the Trust), publicly issued US$1,060,200,000 of Class A-1 Mortgage Backed Floating Rate Notes due December 18, 2031 (the Notes) pursuant to a registration statement (No. 333- 44600 ) declared effective on August 30, 2000. Securitisation Advisory Services Pty Limited was the manager for the issuance of the Notes. Securitisation Advisory Services Pty Limited granted the underwriters a discount of US$1,590,300 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, which amounted to US $1,058,609,700 to acquire equitable title to the housing loans and related mortgages included in the assets of the Trust from Commonwealth Bank of Australia and for general expenses relating to the Trust, including any premiums payable to any of the swap providers for the Trust.

On December 18, 2000, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On March 19, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On June 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On September 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On December 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On March 18, 2002, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the Series 2000-2G Medallion Trust, by the undersigned, thereunto duly authorised.


                              Securitisation Advisory Services Pty Limited,
                              As Manager for the Series 2000-2G Medallion Trust,
                              --------------------------------------------------
                              (Registrant)



Dated: 19 March, 2002               By:   /s/ Alicja Blackburn
                                       -----------------------------------------
                                    Name:  Alicja Blackburn
                                    Title: Authorised Officer

                                 EXHIBIT INDEX



EXHIBIT                                 DESCRIPTION
---------        ---------------------------------------------------------------
   99.1          The Quarterly Servicing Report for the Distribution Date on
                 March 18, 2002.

   99.2          Required Collateral Information

                                                                    EXHIBIT 99.1

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS
-------------------------------------------------------------------------------
REPORTING DATES

Closing Date                                                          14-Sep-00
Determination Date                                                    01-Mar-02
Notice Date                                                           15-Mar-02
Distribution Date                                                     18-Mar-02
Start Accrual Period                                                  18-Dec-01
End Accrual Period                                                    18-Mar-02
No. Of Days in Accrual Period                                                90
Start Collection Period                                               01-Dec-01
End Collection Period                                                 28-Feb-02
No. Of Days in Collection Period                                             90
Distribution Month                                                    Yes
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SECURITIES ON ISSUE                No. of     Initial Invested  Initial Invested
                                Certificates     Amount (US$)      Amount (A$)
                                ------------  ----------------  ----------------
Class A-1 Notes                     10,602    1,060,200,000.00    1,884,800,000
Class A-2 Notes                      4,000                -         400,000,000
Class B Notes                          270                -          27,000,000
Redraw Bond - series 1                   0                -                 -
Redraw Bond - series 2                   0                -                   0

US$/A$ exchange rate at issue       0.5625
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                               Bank     Interest   Interest
                                                            Bill Rate    Margin      Rate
                                                            ---------   --------   --------
Class A-1 Notes (payable to Currency Swap Provider)           4.2400%    0.3724%   4.61240%
Class A-2 Notes                                               4.2400%    0.3700%    4.6100%
Class B Notes                                                 4.2400%    0.5700%    4.8100%
Redraw Bond - series 1                                        0.0000%        -      0.0000%
Redraw Bond - series 2                                        0.0000%        -      0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period       4.2400%
Facilities BBSW                                               4.2400%
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                    Per Cert.       Aggregate
                                                   ----------    ---------------
Total Interest Amount:
   Class A-1 Notes                                  1,449.34      15,365,955.69
   Class A-2 Notes                                    814.83       3,259,320.00
   Class B Notes                                    1,158.68         312,843.60
   Redraw Bond - series 1                                  -                  -
   Redraw Bond - series 2                                  -                  -
Principal:
   Class A-1 Notes                                  9,495.18     100,667,921.92
   Class A-2 Notes                                  5,341.04      21,364,160.00
   Class B Notes                                      495.30         133,731.00
   Redraw Bond - series 1                                  -                  -
   Redraw Bond - series 2                                  -                  -
Total:
   Class A-1 Notes                                 10,944.52     116,033,877.61
   Class A-2 Notes                                  6,155.87      24,623,480.00
   Class B Notes                                    1,653.98         446,574.60
   Redraw Bond - series 1                                  -                  -
   Redraw Bond - series 2                                  -                  -
   Total                                           18,754.37     141,103,932.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
POOL FACTORS
                                                    Last             Current
                                                Distribution       Distribution
                                                    Date               Date
                                                ------------       ------------

   Class A-1 Notes                               0.71683520         0.66342480
   Class A-2 Notes                               0.71683520         0.66342480
   Class B Notes                                 0.97694280         0.97198980
   Redraw Bond - series 1                               -                  -
   Redraw Bond - series 2                               -                  -
-------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
                                                                                     Per Certificate         Aggregate
                                                                                            $                    $
                                                                                     ---------------      --------------
  Finance Charge Collections                                                                               26,249,497.95
  Finance Charge Collections - Repurchases                                                                           -
  Finance Charge Damages                                                                                             -
  Income due to Seller                                                                                               -
  Other Income                                                                                              1,247,163.60
Preliminary Income Amount                                                                                  27,496,661.55

  Taxes                                                                                                           460.20
  Trustee Fee                                                                                                  33,569.32
  Security Trustee Fee                                                                                               -
  Manager Fee                                                                                                 123,105.39
  Servicing Fee                                                                                             1,025,878.26
  Liquidity Commitment Fee                                                                                     13,092.37
  Redraw Commitment Fee                                                                                         9,246.58
  Support Facility Payments                                                                                 5,414,243.98
  Support Facility Receipts                                                                                          -
  Expenses                                                                                                     80,638.33
  Previous Unpaid Facility Int Chg  - Liquidity                                                                      -
  Liquidity Interest Charge + Previous Unpaid                                                                  53,679.75
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                -
  Redraw Interest Charge + Previous Unpaid                                                                           -
  Repayment of Liquidity Facility                                                                           4,903,180.37
  Total Interest Amount  - Class A-1 Notes                                                                 15,365,955.69
                         - Class A-2 Notes                                                                  3,259,320.00
                         - Class B Notes                                                                      312,843.60
                         - Redraw Bonds - series 1                                                                   -
                         - Redraw Bonds - series 2                                                                   -
REQUIRED INCOME AMOUNT                                                                                     30,595,213.84

Income Shortfall                                                                                            3,098,552.29
Liquidity Facility Draw                                                                                     3,098,552.29

Principal Chargeoff Unreimbursement                                                                                  -
Principal Chargeoff                                                                                                  -
Total Principal Chargeoff Reimbursement Due                                                                          -

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                                                27,496,661.55
  Liquidity Facility Draw                                                                                   3,098,552.29
Available Income Amount                                                                                    30,595,213.84





                                  Page 2 of 6

                                                                                                        Quarter to Date
                                                                      Due           Available      Allocation/Distribution
                                                                -------------     --------------   -----------------------
  Taxes                                                                460.20      30,595,213.84                  460.20
  Trustee Fee                                                       33,569.32      30,594,753.64               33,569.32
  Security Trustee Fee                                                    -        30,561,184.32                     -
  Manager Fee                                                      123,105.39      30,561,184.32              123,105.39
  Servicing Fee                                                  1,025,878.26      30,438,078.93            1,025,878.26
  Liquidity Commitment Fee                                          13,092.37      29,412,200.67               13,092.37
  Redraw Commitment Fee                                              9,246.58      29,399,108.30                9,246.58
  Support Facility Payments                                      5,414,243.98      29,389,861.72            5,414,243.98
  Support Facility Receipts                                               -        23,975,617.74                     -
  Expenses                                                          80,638.33      23,975,617.74               80,638.33
  Liquidity Interest Charge                                         53,679.75      23,894,979.41               53,679.75
  Repayment of Liquidity Facility                                4,903,180.37      23,841,299.66            4,903,180.37
------------------------------------------------------
  Interest Amount Payable - Redraw Facility           |                   -        18,938,119.29                     -
                          - Class A-1 Notes           |         15,365,955.69      18,938,119.29           15,365,955.69
                          - Class A-2 Notes           |          3,259,320.00       3,572,163.60            3,259,320.00
                          - Redraw Bonds - series 1   |                  -            312,843.60                     -
                          - Redraw Bonds - series 2   |                  -            312,843.60                     -
------------------------------------------------------
                          - Class B Notes                          312,843.60         312,843.60              312,843.60
Total Principal Chargeoff Reimbursement                                   -                 0.00                     -
Excess Distribution                                                                                                 0.00

Unpaid Facility Int Chg  - Liquidity                                                                                 -
                         - Redraw                                                                                    -
Unpaid Security Interest Amount   - Class A-1 Notes                                                                  -
                                  - Class A-2 Notes                                                                  -
                                  - Class B Notes                                                                    -
                                  - Redraw Bonds - series 1                                                          -
                                  - Redraw Bonds - series 2                                                          -



FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                        58,000,000.00
Beginning Liquidity Commitment Facility                                                                    53,096,819.63
Previous Liquidity Facility Draw                                                                            4,903,180.37
Repayment of Liquidity Facility                                                                             4,903,180.37
Liquidity Facility Draw                                                                                     3,098,552.29
Ending Liquidity Commitment Facility                                                                       54,901,447.71

Redraw Commitment Facility Limit                                                                           50,000,000.00
Beginning Redraw Commitment Facility                                                                       50,000,000.00
Previous Redraw Facility Draw                                                                                        -
Previous Redraw Facility Draw - Chargeoffs                                                                           -
Repayment of Redraw Facility                                                                                         -
Repayment of Unreimbursed Chargeoffs                                                                                 -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                       -
Redraw Facility Available to Draw                                                                          50,000,000.00
Redraw Facility Draw                                                                                                 -
Ending Redraw  Commitment Facility                                                                         50,000,000.00




                                  Page 3 of 6



INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                                                      Per Certificate        Aggregate
                                                                                             $                   $
INTEREST AMOUNT
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on Unpaid Security Interest Amount                                                    -                     -
Security Interest Amount                                                                  1,449.34         15,365,955.69
Total Interest Amount                                                                                      15,365,955.69

Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                                         -
Security  Interest Amount                                                                                  15,365,955.69
Interest Amount Payable                                                                    1,449.34        15,365,955.69
Unpaid Security Interest Amount                                                                                      -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                    -                    -
Security  Interest Amount                                                                    814.83         3,259,320.00
Total Interest Amount                                                                                       3,259,320.00

Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                                         -
Security  Interest Amount                                                                                   3,259,320.00
Interest Amount Payable                                                                      814.83         3,259,320.00
Unpaid Security Interest Amount                                                                                      -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                    -                    -
Security  Interest Amount                                                                  1,158.68           312,843.60
Total Interest Amount                                                                                         312,843.60

Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                                         -
Security  Interest Amount                                                                                     312,843.60
Interest Amount Payable                                                                    1,158.68           312,843.60
Unpaid Security Interest Amount                                                                                      -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                    -                    -
Security  Interest Amount                                                                       -                    -
Total Interest Amount                                                                                                -

Unpaid Security Interest Amount (after last Distribution Date)                                                       -
Interest on  Unpaid Security Interest Amount                                                                         -
Security  Interest Amount                                                                                            -
Interest Amount Payable                                                                         -                    -
Unpaid Security Interest Amount                                                                                      -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                      -
Interest on  Unpaid Security Interest Amount                                                    -                   -
Security  Interest Amount                                                                       -                   -
Total Interest Amount                                                                                               -

Unpaid Security Interest Amount (after last Distribution Date)                                                      -
Interest on  Unpaid Security Interest Amount                                                                        -
Security  Interest Amount                                                                                           -
Interest Amount Payable                                                                         -                   -
Unpaid Security Interest Amount                                                                                     -




                                  Page 4 of 6

                                                                                      Per Certificate           Aggregate
                                                                                             $                      $
PRINCIPAL AMOUNT
Principal Collections                                                                                    137,838,323.69
Principal Collections - Repurchases                                                                                 -
  less Repayment Of Redraw Facility                                                                                 -
  less Total Customer Redraw                                                                             (15,672,511.02)
  plus Redraw Facility Draw                                                                                         -
  plus Redraw Bonds Issue this month                                                                                -
  Aggregate Principal Damages from Seller & Servicer                                                                -
  Principal Chargeoff Reimbursement  - Class B Notes                                                                -
                                     - Class A-1 Notes                                                              -
                                     - Class A-2 Notes                                                              -
                                     - Redraw Bonds - Series 1                                                      -
                                     - Redraw Bonds - Series 2                                                      -
                                     - Redraw Facility                                                              -
  Principal rounding b/f                                                                                           2.04

  Scheduled Principal Amount                                                           8,435,172.76
  Unscheduled Principal Amount - Partial Prepayment                                   90,966,788.93
  Unscheduled Principal Amount - Full Prepayment                                      38,436,362.00
  Unscheduled Principal Amount - less redraws + C/O Reim                             113,730,639.91

Total Available Principal Amount for Redraw Bonds                                                        122,165,814.71

Principal Distribution - Redraw Bonds - Series 1                                                -                   -
Principal Distribution - Redraw Bonds - Series 2                                                -                   -

Principal rounding b/f                                                                                             2.04
Total Unscheduled Principal Amount                                                                       113,730,639.91
Total Scheduled Principal Amount                                                                           8,435,172.76
Total Available Principal Amount for Notes                                                               122,165,814.71

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                     100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                        9,495.18      100,667,921.92
        Class A-2 Principal Payment                                                        5,341.04       21,364,160.00
Class B Principal Payment                                                                    495.30          133,731.00

Principal rounding c/f                                                                                             1.79

Outstanding Principal - beginning period                                                               1,664,202,518.52
less Principal Repayment                                                                                (137,838,323.69)
plus Total Customer Redraw                                                                                15,672,511.02
less Principal Losses                                                                                               -
Outstanding Principal - Closing period                                                                 1,542,036,705.85

PRINCIPAL LOSSES
Principal Losses                                                                                                    -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                            -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                      -
Net Principal Losses                                                                                                -
Principal Chargeoff  - Class B Notes                                                                                -
                     - Class A-1 Notes                                                                              -
                     - Class A-2 Notes                                                                              -
                     - Redraw Bonds Series 1                                                                        -
                     - Redraw Bonds Series 2                                                                        -
                     - Redraw Facility                                                                              -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                         -
Principal Chargeoff                                                                                                 -
Principal Chargeoff Reimbursement                                                                                   -
Ending Unreimbursed Principal Chargeoffs                                                                            -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                         -
Principal Chargeoff                                                                                                 -
Principal Chargeoff Reimbursement                                                                                   -
Ending Unreimbursed Principal Chargeoffs                                                                            -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                         -
Principal Chargeoff                                                                                                 -
Principal Chargeoff Reimbursement                                                                                   -
Ending Unreimbursed Principal Chargeoffs                                                                            -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                         -
Principal Chargeoff                                                                                                 -
Principal Chargeoff Reimbursement                                                                                   -
Ending Unreimbursed Principal Chargeoffs                                                                            -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                         -
Principal Chargeoff                                                                                                 -
Principal Chargeoff Reimbursement                                                                                   -
Ending Unreimbursed Principal Chargeoffs                                                                            -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                         -
Principal Chargeoff                                                                                                 -
Principal Chargeoff Reimbursement                                                                                   -
Ending Unreimbursed Principal Chargeoffs                                                                            -

                                  Page 5 of 6



INVESTORS BALANCE OUTSTANDING WORKSHEET
                                                                             Aggregate                     Aggregate
                                                                                US$                            A$
                                                                         -----------------             -----------------
CLASS A-1 NOTES
Initial Invested Amount                                                   1,060,200,000.00             1,884,800,000.00
  previous Principal Distribution                                           300,211,320.96               533,709,015.04
  Principal Distribution for current period                                  56,625,706.08               100,667,921.92
Total Principal Distribution to date                                        356,837,027.04               634,376,936.96
Beginning Invested Amount                                                   759,988,679.04             1,351,090,984.96
Ending Invested Amount                                                      703,362,972.96             1,250,423,063.04
Unreimbursed Principal Chargeoffs                                                      -                            -
Beginning Stated Amount                                                     759,988,679.04             1,351,090,984.96
Ending Stated Amount                                                        703,362,972.96             1,250,423,063.04

CLASS A-2 NOTES
Initial Invested Amount                                                                                  400,000,000.00
  previous Principal Distribution                                                                        113,265,920.00
  Principal Distribution for current period                                                               21,364,160.00
Total Principal Distribution to date                                                                     134,630,080.00
Beginning Invested Amount                                                                                286,734,080.00
Ending Invested Amount                                                                                   265,369,920.00
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                  286,734,080.00
Ending Stated Amount                                                                                     265,369,920.00

CLASS B NOTES
Initial Invested Amount                                                                                   27,000,000.00
  previous Principal Distribution                                                                            622,544.40
  Principal Distribution for current period                                                                  133,731.00
Total Principal Distribution to date                                                                         756,275.40
Beginning Invested Amount                                                                                 26,377,455.60
Ending Invested Amount                                                                                    26,243,724.60
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                   26,377,455.60
Ending Stated Amount                                                                                      26,243,724.60

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                    -
Initial Invested Amount                                                                                             -
  Principal Distribution (after last Distribution Date)                                                             -
  Principal Distribution for current period                                                                         -
Total Principal Distribution to date                                                                                -
Beginning Invested Amount                                                                                           -
Ending Invested Amount                                                                                              -
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                             -
Ending Stated Amount                                                                                                -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                    -
Initial Invested Amount                                                                                             -
  Principal Distribution (after last Distribution Date)                                                             -
  Principal Distribution for current period                                                                         -
Total Principal Distribution to date                                                                                -
Beginning Invested Amount                                                                                           -
Ending Invested Amount                                                                                              -
Unreimbursed Principal Chargeoffs                                                                                   -
Beginning Stated Amount                                                                                             -
Ending Stated Amount                                                                                                -

                                                                    EXHIBIT 99.2

                    FORM 6-K REQUIRED COLLATERAL INFORMATION

                         Series 2000-2G Medallion Trust


Series 2000-2G Medallion Trust Data as at opening of business on the preceding determination date of December 1, 2001



OUTSTANDING MORTGAGE BALANCE (AUD)
-------------------------------------------------------------------------------

                                                  Amount                  WAC
                                              --------------             -----
    - Variable Rate Housing Loans             $1,132,790,459             5.92%
    - Fixed 1 Year                              $205,650,370             7.07%
    - Fixed 2 Year                              $103,717,559             6.97%
    - Fixed 3 Year                               $85,937,038             7.37%
    - Fixed 4 Year                               $15,342,986             7.04%
    - Fixed 5 Year                                $2,190,579             6.83%
------------------------------------------------------------------------------
    Total Pool                                $1,545,628,991             6.23%
------------------------------------------------------------------------------




DELINQUENCY INFORMATION
                                                        AUD amount
                         No. of Loans    %of Pool         of Loans   % of Pool
                         ------------    --------    -------------   ---------
       31-60 days             50           0.33%     $5,614,856.61     0.28%
       61-90 days             18           0.12%     $1,912,739.15     0.10%
       90+ days               25           0.16%     $2,848,184.80     0.14%
-------------------------------------------------------------------------------
Mortgagee In Possession        0           0.00%             $0.00     0.00%
-------------------------------------------------------------------------------